UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 3, 2025

Date of Report (Date of earliest event reported)

Health In Tech, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42449	87-3545722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 S. Colorado Ave, Suite 1 Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 373-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HIT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2025, Health In Tech, Inc. (the “Company”) (NASDAQ Capital Markets: HIT) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). For more information on the proposals, which are described below, please refer to the Company’s definitive proxy statement, dated September 8, 2025, as filed by the Company with the Securities and Exchange Commission on September 8, 2025.

As of the record date of August 6, 2025, there were 56,389,291 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, comprised of 44,689,291 shares of Class A common stock and 11,700,000 shares of Class B common stock. Each share of Class A common stock was entitled to one vote per share and each share of Class B common stock was entitled to ten votes per share. At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 161,619,722 votes, representing approximately 99.33% of the outstanding voting power at the Annual Meeting; therefore a quorum was present. The following matters were submitted to a vote of stockholders at the Annual Meeting:

1. Election of Directors

Stockholders re-elected all five of the Company’s nominees for director, to serve until the annual meeting of stockholders to be held in 2026 and until their respective successors are elected and qualified, or until their earlier death, resignation, disqualification, or removal. The voting results were as follows:

Nominee	For	Abstain	Broker Non-Vote
Tim Johnson	147,889,057	157,411	1,873,265
Julia (LinLin) Qian	148,022,100	24,368	1,873,265
William Howard	148,025,015	21,453	1,873,265
Sanjay Shrestha	148,019,115	27,353	1,873,265
Timothy Hayes	148,025,015	21,453	1,873,265

2. Amendment to the Health in Tech, Inc. 2024 Equity Incentive Plan

Stockholders approved an amendment to the Health in Tech, Inc. 2024 Equity Incentive Plan to (i) increase the total number of shares of Class A common stock authorized for issuance pursuant to awards granted thereunder from 7,677,849 shares to 10,677,849 shares and (ii) to include the issuance of up to 2,000,000 shares of Class B common stock, and options convertible into Class B common stock to executive officers of the Company. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
147,811,930	217,556	16,982	1,873,265

3. Ratification of Auditors

Stockholders ratified the appointment of MaloneBailey, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstain
161,551,973	33,314	34,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2025

HEALTH IN TECH, INC.

By:	/s/ Tim Johnson
Name:	Tim Johnson
Title:	Chief Executive Officer

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